UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 25, 2012

WESTMORELAND COAL COMPANY
(Exact Name of Registrant as Specified in Charter)

Delaware	001-11155	23-1128670
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9540 South Maroon Circle, Suite 200, Englewood, CO	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 922-6463

_______________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Amendment to Purchase Agreement

On December 23, 2011, Westmoreland Coal Company (the “Company”), through a wholly-owned subsidiary, entered into a Purchase and Sale Agreement (the “Purchase Agreement”) with Chevron Mining, Inc., a Missouri corporation (“Seller”), pursuant to which the Company has agreed to purchase from Seller the Kemmerer surface coal mine, associated processing facilities and other related real and personal property assets located in Kemmerer, Wyoming.

On January 25, 2012, the Company and the Seller entered into an amendment (“Amendment No. 1”) to the Purchase Agreement. Pursuant to Amendment No. 1, the parties set the liability definitions in Section 1.1 to be $76,000,000 for the Retiree Health Coverage Amount, and $6,000,000 for the Underfunded Pension Amount.  Amendment No. 1 also served to completely delete section 4.5, the determination of those amounts, from the Purchase Agreement.

The foregoing description of Amendment No. 1 does not purport to be complete and is qualified in its entirety by the complete text of the Amendment, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Closing of Add-on Notes

On January 31, 2012, the Company issued an additional $125,000,000 aggregate principal amount of its 10.750% Senior Secured Notes due 2018 (the “Additional Notes”) pursuant to the indenture dated February 4, 2011 (the “2011 Indenture”). The Company previously issued $150,000,000 aggregate principal amount of 10.750% Senior Secured Notes due 2018, pursuant to the 2011 Indenture, referred to herein as the “Existing Notes”. The Additional Notes constitute part of a single class of securities with the Existing Notes and have the same terms as the Existing Notes except as otherwise provided herein.

The Additional Notes are issued under the Indenture dated February 4, 2011 between the Company and Westmoreland Partners (“Partners”), as co-issuers, and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as amended and supplemented by the First Supplemental Indenture thereto (the “Supplemental Indenture” and together with the 2011 Indenture, the “Indenture”), dated as of January 31, 2012 (the “Closing Date”), between the Co-Issuers, and the Trustee.

Description of the Notes

The Additional Notes were sold at a price equal to 95.4916% of their face value, were issued pursuant to the Indenture and were offered and sold inside the United States only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933 (the “Securities Act”) and to persons outside the United States in reliance on Regulation S under the Securities Act.

Maturity; Interest

The Additional Notes mature on February 1, 2018, with interest accruing from the Closing Date and payable semiannually, on February 1 and August 1 of each year, commencing August 1, 2012. The Additional Notes are the Company’s senior secured obligations, rank equally in right of payment with all of the Company’s existing and future senior obligations, and rank senior to all of the Company’s existing and future indebtedness that is expressly subordinated to the Additional Notes.

Redemption; Repurchase

The Company may redeem all or part of the Additional Notes beginning on February 1, 2015 at the redemption prices set forth in the Indenture. In addition, at any time prior to February 1, 2015, the Company may redeem up to 35% of the aggregate principal amount of the Additional Notes with the net cash proceeds of certain equity offerings at a redemption price equal to 110.75% of the principal amount of the Additional Notes to be redeemed, together with accrued and unpaid interest, if any, to the redemption date, subject to certain conditions. If the Company sells certain of its assets, has excess cash flow that exceeds $1.0 million after the completion of any fiscal year, experiences certain events of loss or experiences specific kinds of changes of control, the Company must offer to repurchase certain of the Additional Notes in accordance with the terms of such requirement in the Indenture.

Guarantee; Security

As of the Closing Date, the Additional Notes were fully and unconditionally guaranteed by Westmoreland Kemmerer Inc., Westmoreland Energy LLC and Westmoreland Resources, Inc. and their respective subsidiaries (other than Absaloka Coal, LLC), and by certain other subsidiaries. The Notes will not be guaranteed by Westmoreland Mining, LLC or any of its subsidiaries.

The Additional Notes and the guarantees are secured by (i) first-priority liens on substantially all of the Company’s, Partners’, the guarantor parties’ and Absaloka Coal, LLC’s assets, (ii) a first-priority lien on certain amounts paid by Westmoreland Mining, Inc., to the Company and (iii) a first-priority lien on the equity of Westmoreland Risk Management Inc., subject in each case to permitted liens and certain exclusions. Subject to certain conditions, we will have the ability to enter into a new revolving credit facility. If the company does so, that revolving credit facility will be secured by a first-priority lien on the Company’s, Partners’, the guarantor parties’ and Absaloka Coal, LLC’s inventory, accounts receivable and proceeds thereof, and the Additional Notes will then be secured by a second-priority lien on that collateral.

Restrictions

The Indenture restricts the Company’s and its restricted subsidiaries’ ability to, among other things, (i) incur or guarantee additional indebtedness or issue preferred stock; (ii) pay dividends on, or make other distributions in respect of, their capital stock; (iii) purchase or redeem capital stock or subordinated indebtedness; (iv) make investments; (v) create certain liens or use assets as security; (vi) enter into agreements restricting the ability of any restricted subsidiary to pay dividends, make loans, or transfer assets to the Company or other restricted subsidiaries; (vii) sell assets, including capital stock of subsidiaries; (viii) engage in transactions with affiliates; and (ix) consolidate or merge with or into other companies or transfer all or substantially all of their assets.

Registration Rights Agreement

In connection with the issuance of the Additional Notes, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”), dated as of January 31, 2012. Among other things, the Registration Rights Agreement requires the Company to use its commercially reasonable efforts to have an exchange offer registration statement declared effective by the Securities and Exchange Commission (the “SEC”) within 210 days of the Closing Date, and to use its commercially reasonable efforts to consummate an offer to exchange the Additional Notes for a new issue of debt securities registered under the Securities Act within 255 days after the date of the initial issuance of the Additional Notes. If the Company fails to satisfy its registration obligations under the Registration Rights Agreement, it will be required to pay additional interest to the holders of the Additional Notes.

Amendment to Pledge and Security Agreement

On January 26, 2012, the Company and Wells Fargo Bank, National Association, as collateral agent under the Indenture, entered into an amendment to the Pledge and Security Agreement of the Indenture, to secure the payment of the Additional Notes. Under the amendment, the Company granted a security interest in the collateral described therein and the proceeds thereof now owned or thereafter acquired by the Company.

The above description of the Supplemental Indenture, the Additional Notes, the Registration Rights Agreement and the Pledge and Security Agreement amendment, is qualified in its entirety by reference to the terms of those documents, which are attached to this current report on Form 8-K as exhibits 4.1, 4.2, 4.3, and 4.4, respectively, and incorporated herein by reference.

Item 8.01. Other Events

On January 31, 2012, the Company issued a press release announcing the completion of the issuance and sale of $125,000,000 aggregate principal amount of 10.75% Senior Secured Notes due 2018 at a price equal to 95.4916% of their face value. The press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference as if set forth in full herein.

On January 31, 2012, the Company closed on the acquisition of the Kemmerer Mine from Chevron Mining, Inc. The press release is filed as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference as if set forth in full herein.

Item 9.01.  Financial Statements and Exhibits

     (d)     Exhibits

Exhibit No.	Description

4.1	Supplemental Indenture, dated as of January 31, 2012, by and among Westmoreland Coal Company, Westmoreland Partners and Wells Fargo Bank, National Association, as trustee and note collateral agent.
4.2	Form of 10.75% Senior Notes due 2018 (included as Exhibit A in Exhibit 4.1)
4.3	Registration Rights Agreement, dated January 31, 2012, by and among Westmoreland Coal Company, Westmoreland Partners and Gleacher & Company Securities, Inc., as initial purchaser.
4.4	Amendment No. 1 to the Pledge and Security Agreement dated January 26, 2012
99.1	Amendment No. 1 to the Purchase and Sale Agreement dated January 25, 2012
99.2	Press Release dated January 31, 2012 announcing issuance of the notes
99.3	Press Release dated January 31, 2012 announcing closing of the Kemmerer acquisition

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTMORELAND COAL COMPANY

Date: January 31, 2012	By:	/s/ Kevin Paprzycki
Kevin Paprzycki Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Supplemental Indenture, dated as of January 31, 2012, by and among Westmoreland Coal Company, Westmoreland Partners and Wells Fargo Bank, National Association, as trustee and note collateral agent.
4.2	Form of 10.75% Senior Notes due 2018 (included as Exhibit A in Exhibit 4.1)
4.3	Registration Rights Agreement, dated January 31, 2012, by and among Westmoreland Coal Company, Westmoreland Partners and Gleacher & Company Securities, Inc., as initial purchaser.
4.4	Amendment No. 1 to the Pledge and Security Agreement dated January 26, 2012
99.1	Amendment No. 1 to the Purchase and Sale Agreement dated January 25, 2012
99.2	Press Release dated January 31, 2012 announcing issuance of the notes
99.3	Press Release dated January 31, 2012 announcing closing of the Kemmerer acquisition